                                AIM INTERMEDIATE
                                GOVERNMENT FUND



[AIM LOGO APPEARS HERE]         SEMIANNUAL REPORT                JUNE 30, 1998

                      ------------------------------------

                                AIM INTERMEDIATE

                                 GOVERNMENT FUND

                                For shareholders

                                    who seek

                                 a high level of

                                 current income

                          and relative price stability.

                               The Fund invests in

                                   a portfolio

                         of U.S. government securities.

                      ------------------------------------

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM Intermediate Government Fund's performance figures are historical and reflect reinvestment of all distributions and changes in net asset value. Unless otherwise indicated, the Fund's performance is computed without a sales charge.
o When sales charges are included in performance figures, Class A share performance reflects the maximum 4.75% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge
    (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the Fund's Class B and Class C shares will differ from that of Class A shares due to differing fees and expenses.
o Because Class C shares have been offered for less than one year (since 8/4/97), all total return figures for Class C shares reflect cumulative total return that has not been annualized.
o The 30-day yield is calculated on the basis of a formula defined by the SEC. The formula is based on the portfolio's potential earnings from dividends, interest, yield-to-maturity or yield-to-call of the bonds in the portfolio, net of all expenses and expressed on an annualized basis.
o The Fund's annualized distribution rate reflects the Fund's most recent monthly dividend distribution multiplied by 12 and divided by the most recent month-end net asset value.
o The Fund's investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
o   Past performance cannot guarantee comparable future results.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The Lehman Brothers Intermediate Government Bond Index is an unmanaged composite generally considered representative of intermediate U.S. Treasury and U.S. Government agency securities.
o The Consumer Price Index (CPI) is a measure of change in consumer prices as determined by the U.S. Bureau of Labor Statistics.
o An investment cannot be made in any index listed. Unless otherwise indicated, index results include reinvested dividends and do not reflect sales charges.

                MUTUAL FUNDS, ANNUITIES, AND OTHER INVESTMENTS
           ARE NOT INSURED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY; ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY,
       ANY BANK OR ANY AFFILIATE; AND ARE SUBJECT TO INVESTMENT RISKS,
              INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

           This report may be distributed only to current shareholders or to persons who have received a current prospectus of the Fund.

                                                           The Chairman's Letter

                   Dear Fellow Shareholder:

                   When we last reported to you, for the fiscal year ended
                   December 31, 1997, equity markets worldwide were still
                   shaken by the financial crisis in Asia. By June 30, 1998,
                   the end of this six-month reporting period, most markets had recovered nicely, with domestic equities producing generous
   [PHOTO OF       returns and European markets outpacing the U.S. Only Asian
   Charles T.      markets remained in the doldrums. High-quality bonds have
     Bauer,        turned in a solid performance with generous real returns.
  Chairman of          Good economic news has been arriving almost daily.
  the Board of     Inflation and joblessness in the U.S. have been at their
    THE FUND       lowest levels in decades, consumer confidence at its
  APPEARS HERE]    highest. The economic fundamentals in the U.S. appear sound, and we at AIM remain cautiously optimistic that the current economic expansion may continue for the foreseeable future although market valuations are high compared to historical standards.
    By the close of this reporting period, markets had become less ebullient. Equities had declined slightly from the heights reached earlier in the period. Many participants in the U.S. equity markets voiced concern about prices that continued rising despite slowing earnings growth, especially for larger companies. The performance of European markets had exceeded everyone's expectations. Asia's economic woes, especially the continuing recession in Japan, which markets had shrugged off for a while, seemed more troublesome as the reporting period closed.
    In the face of such uncertainty, the best course for investors is to remain realistic. We are now in the fourth year of unprecedented market advances. Even accounting for the steep drop in equities in early August, after the close of this reporting period, equities still have the potential to produce returns above 30% again for the full year. We have never experienced this before, and it may have fostered unrealistic expectations among investors, who would do well to remember that the long-term average return for equities is closer to 10% per year.
    A well-diversified portfolio is still one of the most effective tools for coping with market shifts because different asset classes and different national markets tend to move independently of one another. Your financial consultant remains your best source of information about how to allocate your investments based on your goals and situation.

AIM FURTHER DIVERSIFIES ITS OFFERINGS

    Shortly before the close of the reporting period, AIM broadened its offerings to shareholders through the addition of the GT Global group of mutual funds. During the next few months you will be receiving more details about this transaction and the products it adds to The AIM Family of Funds--Registered Trademark--.
    This transaction gives you, our shareholders, access to a greater variety of investment choices. A complete list of the funds now included in The AIM Family of Funds--Registered Trademark-- appears on the back cover of this report. We encourage you to discuss with your financial consultant how these funds may fit into your portfolio.
    The transaction also helps strengthen AIM's position as a major participant in the money-management industry worldwide. Such strength will enable us to continue enlarging both the scope of our fund offerings and our menu of services for our shareholders. AIM continuously reviews its products and services with a view to enhancing our ability to help shareholders meet their investment goals.

YOUR FUND MANAGERS COMMENT

    On the pages that follow, the managers of your AIM Fund discuss how the Fund performed during the six months covered by this report and give their near-term market outlook. We hope you will find their discussion informative.
    We are pleased to send you this report on your Fund. If you have any questions or comments, please contact our Client Services department at 800-959-4246 or visit our Web site at www.aimfunds.com. You can access information about your account on our Web site and also on our automated AIM Investor Line, 800-246-5463.
    Thank you for your continued participation in The AIM Family of Funds--Registered Trademark--.

Sincerely,

/s/ CHARLES T. BAUER

Charles T. Bauer
Chairman


                      ------------------------------------
                          A well-diversified portfolio

                            is still one of the most

                         effective tools for coping with

                              market shifts because

                           different asset classes and

                         different national markets tend

                              to move independently

                                 of one another.
                      ------------------------------------

The Managers' Overview

AIM INTERMEDIATE GOVERNMENT FUND PERFORMS WELL IN MIXED BOND MARKET

A roundtable discussion with the Fund management team for AIM Intermediate Government Fund for the six months ended June 30, 1998.
--------------------------------------------------------------------------------


Q. INVESTORS WERE ATTRACTED TO THE RELATIVE SAFETY OF U.S. GOVERNMENT ISSUES DURING THE FIRST HALF OF 1998. HOW DID THE FUND PERFORM DURING THIS PERIOD?

A. Current income remained strong. As of June 30, 1998, the 30-day distribution rate at NAV was 6.65% for Class A shares, 5.82% for Class B shares, and 5.84% for Class C shares. The 30-day SEC yield at maximum offering price was 5.33% for Class A shares and 4.82% for Class B and C shares.
        Total return for Class A shares was 3.49%, edging out the Lehman Brothers Intermediate Government Bond Index return of 3.39% for the first half of 1998.
        Total returns on Class B and C shares for the same period were 3.17% and 3.07%, respectively.
        Long term performance has been excellent. For the 10-year period ended June 30, 1998, the Fund achieved an average annual total return of 7.01%, including sales charges. (See the inside front cover for additional long-term performance figures.)

Q.  WHAT WERE THE MAJOR ISSUES AFFECTING FIXED-INCOME MARKETS?

A. Overall, the first half of 1998 was a favorable environment for bonds. A thriving domestic economy and solid corporate cash flows encouraged fixed-income investors. There was no policy change from the Federal Reserve Board (the Fed). However, there was significant uncertainty about the effects of economic turmoil overseas, particularly in emerging markets, which prompted a flight to quality. During May and June, investors started to worry about Asia's impact on corporate profits, and they turned to high-quality, long-term bonds for safety.
        The result was a narrow rally that sent the yield on the 30-year Treasury bond to its lowest levels since the 1960s, falling to 5.63% at the end of the reporting period. Long bonds vacillated during the reporting period, but within a very narrow range: from 5.57% to 6.07%.
        The yield curve flattened considerably, so that the spread between the two-year note and the 30-year Treasury note shrank to just 16 basis points as of June 30, 1998. (A basis point is one one-hundredth of a percentage point.)

================================================================================
PORTFOLIO COMPOSITION
As of 6/30/98
--------------------------------------------------------------------------------

Mortgage-Backed Obligations                                     57.83%

U.S. Agency Obligations                                         10.25%

Cash Equivalents                                                13.87%

U.S. Treasury Obligations                                       18.05%

BREAKDOWN OF
MORTGAGE-BACKED OBLIGATIONS

Federal National Mortgage Assn.                                 55.60%

Federal Home Loan Mortgage Assn.                                23.63

Government National Mortgage Assn.                              20.77

Please keep in mind that the Fund's portfolio is subject to change and there is no assurance the Fund will continue to hold any particular security.
================================================================================


Q.  WHAT WAS YOUR MANAGEMENT STRATEGY IN THIS ENVIRONMENT?

A. Our goal in managing the Fund is to achieve low volatility and competitive returns. With inflation low and no immediate threat of action from the Fed, the Fund continued to employ a barbell strategy. By holding a combination of short- and long-term bonds, the Fund is more flexible and able to take advantage of opportunities in different interest-rate environments. The shorter-term bond holdings can help temper volatility while the long-term bonds provide income and total return opportunities.
        We also invest in mortgage-backed obligations issued by U.S. government agencies because they can provide yield. Since inception, the Fund has achieved 70% of the volatility of the 5-year Treasury note with 103% of the distribution rate of the 30-year Treasury bond.

          See important fund and index disclosures inside front cover.

Q.  HOW DID YOU MANAGE THE MORTGAGE PORTION OF THE PORTFOLIO?

A. Market volatility has been relatively low, which makes mortgages more attractive than Treasuries. We're slightly overweighted in mortgage bonds because of their ability to add incremental yield.
        A Treasury rally like the one at the end of the second quarter is often a sign of a possible increase in mortgage refinancings. However, during the reporting period, the Fund was not greatly affected by refinancings. That's due, in part, to our mortgage selection strategy. See the box below to read about our approach.

Q.  HOW WILL CHANGES IN TREASURY SUPPLY AFFECT THE GOVERNMENT BOND MARKET?

A. The government's need for financing is shrinking in light of a substantial U.S. budget surplus. In May, the Treasury Department announced a major restructuring of its calendar for selling intermediate-term government securities. Three-year notes, which have been auctioned monthly since 1976, will now be eliminated. The Treasury felt that two- and five-year notes offered investors similar choices. In addition, five-year notes will be auctioned quarterly instead of monthly.
        These changes will allow the Treasury to increase the size of other auctions (for two-year notes, for instance), while reducing the total amount of money it borrows. A smaller supply could drive the prices of bonds up, decreasing yields.

Q.  DESCRIBE THE PORTFOLIO AT THE END OF THE REPORTING PERIOD.

A. As always, we diversify our portfolio among different sectors of the government market to participate in the best-performing areas. While our emphasis during the reporting period was on mortgage-backed obligations, we maintained exposure to each of the government market sectors. At the end of the reporting period, the Fund's investments were divided among the four asset classes as follows: 57.83% mortgage obligations, 18.05% U.S. Treasury obligations, 10.25% U.S. Agency debentures, and 13.87% cash equivalents.
        The weighted average maturity of the portfolio was 7.37 years and its average duration was 4.19 years. The Fund's average credit rating was AAA, the highest credit rating possible, as measured by Standard and Poor's (S&P), a widely known credit rating agency. These ratings are historical and are based on analysis of the credit quality of the individual securities in the Fund's portfolio.


Q.  WHAT IS YOUR OUTLOOK FOR THE GOVERNMENT BOND MARKET?

A. Obviously, interest rates can't keep going down forever. However, if inflation stays low, the Fed will probably remain hesitant to raise rates. Fed Chairman Alan Greenspan, speaking to Congress in July (after the end of the reporting period), warned that the tight labor market could eventually accelerate inflation, which could lead to an increase in rates. We remain alert to the possibility of a modest resurrection of inflation during 1999.
        No matter which way interest rates go, we are able to finesse our strategy to respond to different market conditions. We can change the percentage of the portfolio devoted to mortgages versus Treasuries, or we can adjust our yield curve strategy by investing in shorter Treasuries or agency issues.

THE MORTGAGE SELECTION PROCESS

Selecting mortgage bonds for the Fund's portfolio is a research-intensive process. We hope to find mortgages that will add yield and that are less likely to be refinanced, since refinancings can create uncertain cash flows in the Fund.
    Projecting the rate of refinancing depends, of course, on economic variables like interest rates, inflation, and business development. But we also consider demographic variables such as mobility and population trends. In areas populated by younger homeowners the refinancing rate tends to be higher than in older, more established areas. Even the month of the year can affect the refinancing rate. School vacations, homebuilding activity, and weather make relocation (and possible refinancing) more likely in the late spring and early summer.
    Because economic and demographic factors can vary greatly from region to region, geographic diversification is an important strategy for mitigating the risk in the portfolio. For instance, compared to middle America, the economies on both U.S. coasts are more heavily influenced by government spending on building contracts, and the mortgage markets tend to experience refinancings at different times in the business cycle.
    Another factor is the age of the mortgage itself. We try to emphasize well-seasoned mortgages-meaning mortgages that have been on the market longer. These are more likely to have gone through a refinancing before, so we don't expect them to do it again. Generally, we also emphasize bonds we can purchase close to face value or at discounted levels. Then, if there are refinancings the Fund is likely to achieve a capital gain rather than a loss.
    After weighing all these factors, we select mortgages with a variety of maturities, loan ages, and coupons as they will perform differently and help diversify the Fund's portfolio.

          See important fund and index disclosures inside front cover.

SCHEDULE OF INVESTMENTS

June 30, 1998
(Unaudited)

                                    PRINCIPAL        MARKET
                                      AMOUNT          VALUE
U.S. GOVERNMENT AGENCY SECURITIES-91.79%

FEDERAL FARM CREDIT-1.71%

Debentures

  6.15%, 09/01/00                  $    700,000   $     707,140
---------------------------------------------------------------
  6.22%, 06/17/08                     4,500,000       4,512,645
---------------------------------------------------------------
                                                      5,219,785
---------------------------------------------------------------

FEDERAL HOME LOAN BANK-4.01%

Debentures

  5.97%, 12/11/00                     5,000,000       5,033,050
---------------------------------------------------------------
  7.31%, 07/06/01                     4,000,000       4,175,600
---------------------------------------------------------------
  7.36%, 07/01/04                     2,800,000       3,024,084
---------------------------------------------------------------
                                                     12,232,734
---------------------------------------------------------------

FEDERAL HOME LOAN MORTGAGE CORP. ("FHLMC")-18.43%

Pass through certificates

  12.00%, 04/01/00 to 02/01/13           24,960          28,386
---------------------------------------------------------------
  6.50%, 07/01/01 to 02/01/28        14,177,104      14,203,109
---------------------------------------------------------------
  9.00%, 12/01/05 to 04/01/25         6,486,693       6,853,516
---------------------------------------------------------------
  8.00%, 07/01/06 to 10/01/10           505,428         521,899
---------------------------------------------------------------
  8.50%, 07/01/07                        81,314          84,795
---------------------------------------------------------------
  10.50%, 09/01/09 to 01/01/21        2,412,753       2,656,144
---------------------------------------------------------------
  7.00%, 11/01/10 to 04/01/11         1,797,492       1,838,955
---------------------------------------------------------------
  10.00%, 11/01/11 to 04/01/20       14,205,804      15,750,597
---------------------------------------------------------------
  9.50%, 11/01/20 to 04/01/25        13,225,476      14,272,168
---------------------------------------------------------------
                                                     56,209,569
---------------------------------------------------------------

FEDERAL NATIONAL MORTGAGE ASSOCIATION ("FNMA")-51.45%

Debentures

  5.625%, 03/15/01                    5,000,000       4,991,400
---------------------------------------------------------------
  8.50%, 02/01/05                     4,500,000       4,680,990
---------------------------------------------------------------
  5.75%, 06/15/05                     5,000,000       4,990,600
---------------------------------------------------------------
  5.875%, 02/02/06                    8,000,000       8,023,600
---------------------------------------------------------------
Pass through certificates

  8.50%, 01/01/07 to 03/01/07            29,171          30,419
---------------------------------------------------------------
  6.00%, 1/01/09 to 04/01/24            139,063         137,262
---------------------------------------------------------------
  7.50%, 06/01/10 to 03/01/27        24,874,399      25,639,066
---------------------------------------------------------------
  7.00%, 05/01/11 to 10/01/12        10,289,383      10,496,017
---------------------------------------------------------------
  6.50%, 05/01/13                     8,877,856       8,936,095
---------------------------------------------------------------
  9.50%, 07/01/16 to 08/01/22         2,521,127       2,707,331
---------------------------------------------------------------

                                    PRINCIPAL        MARKET
                                      AMOUNT          VALUE
FEDERAL NATIONAL MORTGAGE ASSOCIATION ("FNMA")-(CONTINUED)

Pass through certificates-(Continued)

  10.00%, 12/01/19 to 12/01/21     $ 12,307,899   $  13,592,303
---------------------------------------------------------------
  8.00%, 04/01/25 to 07/01/26         9,437,087       9,803,517
---------------------------------------------------------------
  7.00%, 07/14/28 TBA(a)             60,000,000      60,895,575
---------------------------------------------------------------
STRIPS(b)

  7.37%, 10/09/19                     7,000,000       2,013,620
---------------------------------------------------------------
                                                    156,937,795
---------------------------------------------------------------

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION ("GNMA")-16.19%

Pass through certificates

  6.00%, 10/15/08 to 11/15/08           636,923         636,521
---------------------------------------------------------------
  6.50%, 10/15/08                       593,693         602,966
---------------------------------------------------------------
  7.00%, 10/15/08 to 04/15/28         8,619,580       8,770,560
---------------------------------------------------------------
  9.00%, 10/15/08 to 04/15/21         1,860,561       2,025,163
---------------------------------------------------------------
  9.50%, 06/15/09 to 03/15/23         6,742,477       7,320,120
---------------------------------------------------------------
  10.00%, 11/15/09 to 07/15/24        3,543,467       3,912,954
---------------------------------------------------------------
  11.00%, 12/15/09 to 12/15/15          148,346         166,497
---------------------------------------------------------------
  12.50%, 11/15/10                      174,320         203,355
---------------------------------------------------------------
  13.00%, 01/15/11 to 05/15/15          387,967         454,736
---------------------------------------------------------------
  13.50%, 04/15/11 to 04/15/15          374,328         444,182
---------------------------------------------------------------
  12.00%, 01/15/13 to 07/15/15          608,857         698,518
---------------------------------------------------------------
  10.50%, 07/15/13 to 02/15/16          221,774         244,435
---------------------------------------------------------------
  8.00%, 03/15/23 to 06/15/27        12,539,816      13,048,826
---------------------------------------------------------------
  7.50%, 03/15/26                       667,377         688,854
---------------------------------------------------------------
  7.00%, 07/21/28 TBA(a)             10,000,000      10,166,125
---------------------------------------------------------------
                                                     49,383,812
---------------------------------------------------------------
    Total U.S. Government Agency Securities
      (Cost $276,188,388)                           279,983,695
---------------------------------------------------------------

U.S. TREASURY SECURITIES-24.33%

U.S. TREASURY BONDS & NOTES-23.33%

  6.125%, 12/31/01 to 11/15/27       24,500,000      25,996,356
---------------------------------------------------------------
  6.00%, 07/31/02                     5,000,000       5,083,750
---------------------------------------------------------------
  5.625%, 05/15/08
    ($20,000,000)(c)                 20,000,000      20,281,200
---------------------------------------------------------------
  7.25%, 5/15/16 to 8/15/22           7,600,000       8,934,906
---------------------------------------------------------------
  7.50%, 11/15/16                     8,000,000       9,604,240
---------------------------------------------------------------
  7.625%, 02/15/25                    1,000,000       1,259,200
---------------------------------------------------------------
                                                     71,159,652
---------------------------------------------------------------

                                    PRINCIPAL        MARKET
                                      AMOUNT          VALUE
U.S. TREASURY STRIPS-1.00%(b)

  6.79%, 11/15/18                  $  9,750,000   $   3,046,095
---------------------------------------------------------------
    Total U.S. Treasury
      Securities (Cost
      $70,641,921)                                   74,205,747
---------------------------------------------------------------
    Total Investments (excluding
      Repurchase Agreements)                        354,189,442
---------------------------------------------------------------

                                    PRINCIPAL        MARKET
                                      AMOUNT          VALUE

REPURCHASE AGREEMENTS-18.70%(d)

BZW Securities Inc., 6.10%
  07/01/98(e)                      $ 20,390,668   $  20,390,668
---------------------------------------------------------------
SBC Capital Markets, Inc., 5.85%
  07/01/98(f)                        36,648,077      36,648,077
---------------------------------------------------------------
    Total Repurchase Agreements
      (Cost $57,038,745)                             57,038,745
---------------------------------------------------------------
TOTAL INVESTMENTS-134.82%                           411,228,187
---------------------------------------------------------------
OTHER ASSETS LESS
  LIABILITIES-(34.82%)                             (106,215,173)
---------------------------------------------------------------
NET ASSETS-100.00%                                $ 305,013,014
===============================================================

Abbreviations:

TBA - To Be Announced

Notes to Schedule of Investments:

(a) At 06/30/98, cost of securities purchased on a when-issued basis totalled $71,067,188. These securities are also subject to dollar roll transactions. See section C of Notes to Financial Statements.
(b) STRIPS are traded on a discount basis. In such cases the interest rate shown represents the rate of discount paid or received at the time of purchase by the Fund.
(c) Amount in parentheses represents principal amount deposited in escrow with custodian as collateral for reverse repurchase agreements outstanding at 06/30/97.
(d) Collateral on repurchase agreements, including the Fund's pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. The collateral is marked to market daily to ensure its market value as being 102% of the sales price of the repurchase agreement. The investments in some repurchase agreements are through participation in joint accounts with other mutual funds, private accounts, and certain non-registered investment companies managed by the investment advisor or its affiliates.
(e) Joint repurchase agreement entered into 06/30/98 with a maturing value of $300,050,833. Collateralized by $301,403,000 U.S. Government obligations, 0% to 6.70% due 08/20/98 to 05/06/08 with an aggregate market value at 06/30/98 of $306,002,831.
(f) Joint repurchase agreement entered into 06/30/98 with a maturing value of $1,000,162,500. Collateralized by $3,590,870,000 U.S. Government
    obligations, 0% due 08/15/00 to 11/15/24 with an aggregate market value at 06/30/98 of $1,148,593,549.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

JUNE 30, 1998
(UNAUDITED)

ASSETS:

Investments, at market value (cost
  $346,830,309)                              $354,189,442
---------------------------------------------------------
Repurchase agreements (cost $57,038,745)       57,038,745
---------------------------------------------------------
Receivables for:
  Fund shares sold                              1,620,072
---------------------------------------------------------
  Interest                                      3,020,596
---------------------------------------------------------
  Principal paydowns                            1,506,365
---------------------------------------------------------
Investment for deferred compensation plan          29,811
---------------------------------------------------------
Other assets                                       59,757
---------------------------------------------------------
    Total assets                              417,464,788
---------------------------------------------------------

LIABILITIES:

Payables for:
  Investments purchased                        89,154,556
---------------------------------------------------------
  Fund shares reacquired                        1,911,257
---------------------------------------------------------
  Dividends                                       449,148
---------------------------------------------------------
  Reverse repurchase agreements (Note 5)       20,350,000
---------------------------------------------------------
  Interest expense (Note 5)                        31,415
---------------------------------------------------------
  Deferred compensation plan                       29,811
---------------------------------------------------------
  Deferred interest income                         81,078
---------------------------------------------------------
Accrued advisory fees                             116,758
---------------------------------------------------------
Accrued administrative services fees                5,731
---------------------------------------------------------
Accrued distribution fees                         246,750
---------------------------------------------------------
Accrued transfer agent fees                        49,564
---------------------------------------------------------
Accrued operating expenses                         25,706
---------------------------------------------------------
    Total liabilities                         112,451,774
---------------------------------------------------------
Net assets applicable to shares outstanding  $305,013,014
=========================================================

NET ASSETS:

Class A                                      $175,219,890
=========================================================
Class B                                      $105,022,428
=========================================================
Class C                                      $ 24,770,696
=========================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER
  SHARE:

Class A                                        18,495,472
=========================================================
Class B                                        11,076,461
=========================================================
Class C                                         2,619,916
=========================================================
Class A:

  Net asset value and redemption price per
    share                                    $       9.47
---------------------------------------------------------
  Offering price per share:
    (Net asset value of $9.47
    divided by 95.25%)                       $       9.95
=========================================================
Class B:
  Net asset value and offering price per
    share                                    $       9.48
=========================================================
Class C:
  Net asset value and offering price per
    share                                    $       9.45
=========================================================

See Notes to Financial Statements.

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED JUNE 30, 1998
(UNAUDITED)

INVESTMENT INCOME:

Interest                                      $11,014,729
---------------------------------------------------------

EXPENSES:

Advisory fees                                     665,173
---------------------------------------------------------
Administrative services fees                       34,389
---------------------------------------------------------
Custodian fees                                     33,204
---------------------------------------------------------
Distribution fees -- Class A                      212,635
---------------------------------------------------------
Distribution fees -- Class B                      477,389
---------------------------------------------------------
Distribution fees -- Class C                       87,060
---------------------------------------------------------
Interest (Note 5)                                 298,952
---------------------------------------------------------
Transfer agent fees -- Class A                    144,555
---------------------------------------------------------
Transfer agent fees -- Class B                     81,135
---------------------------------------------------------
Transfer agent fees -- Class C                     14,796
---------------------------------------------------------
Trustees' fees                                      3,975
---------------------------------------------------------
Other                                              39,639
---------------------------------------------------------
    Total expenses                              2,092,899
---------------------------------------------------------
Less: Expenses paid indirectly                     (1,806)
---------------------------------------------------------
    Net expenses                                2,091,093
---------------------------------------------------------
Net investment income                           8,923,636
---------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES:

Net realized gain from investment securities    2,686,851
---------------------------------------------------------
Net unrealized appreciation (depreciation)
  of investment securities                     (1,645,312)
---------------------------------------------------------
  Net gain on investment securities             1,041,539
---------------------------------------------------------
Net increase in net assets resulting from
  operations                                  $ 9,965,175
=========================================================

STATEMENT OF CHANGES IN NET ASSETS

FOR THE SIX MONTHS ENDED JUNE 30, 1998 AND THE YEAR ENDED DECEMBER 31, 1997 (UNAUDITED)

                                                                JUNE 30,        DECEMBER 31,
                                                                  1998              1997
                                                              ------------      ------------
OPERATIONS:

  Net investment income                                       $  8,923,636      $ 15,863,224
--------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities            2,686,851           (73,291)
--------------------------------------------------------------------------------------------
  Unrealized appreciation (depreciation) of investment
    securities                                                  (1,645,312)        4,443,700
--------------------------------------------------------------------------------------------
    Net increase in net assets resulting from operations         9,965,175        20,233,633
--------------------------------------------------------------------------------------------
Distributions to shareholders from net investment income:
  Class A                                                       (5,699,989)      (10,575,295)
--------------------------------------------------------------------------------------------
  Class B                                                       (2,801,213)       (4,595,241)
--------------------------------------------------------------------------------------------
  Class C                                                         (504,237)          (19,501)
--------------------------------------------------------------------------------------------
Return of capital:
  Class A                                                               --          (430,314)
--------------------------------------------------------------------------------------------
  Class B                                                               --          (214,788)
--------------------------------------------------------------------------------------------
  Class C                                                               --              (713)
--------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                        7,492,803        (9,731,599)
--------------------------------------------------------------------------------------------
  Class B                                                       15,511,870         8,255,456
--------------------------------------------------------------------------------------------
  Class C                                                       22,505,399         1,834,127
--------------------------------------------------------------------------------------------
    Net increase in net assets                                  46,469,808         4,755,765
--------------------------------------------------------------------------------------------

NET ASSETS:

  Beginning of period                                          258,543,206       253,787,441
--------------------------------------------------------------------------------------------
  End of period                                               $305,013,014      $258,543,206
============================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $310,494,952      $264,984,880
--------------------------------------------------------------------------------------------
  Undistributed net investment income                             (114,287)          (32,484)
--------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities                                                 (12,726,784)      (15,413,635)
--------------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities               7,359,133         9,004,445
--------------------------------------------------------------------------------------------
                                                              $305,013,014      $258,543,206
============================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 1998
(UNAUDITED)

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Intermediate Government Fund (the "Fund") is a series portfolio of AIM Funds Group (the "Trust"). The Trust is a Delaware business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of nine separate series portfolios, each having an unlimited number of shares of beneficial interest. The Fund currently offers three different classes of shares: Class A shares, Class B shares, and Class C shares. Class A shares are sold with a front-end sales charge. Class B and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. The Fund's investment objective is to seek to achieve a high level of current income consistent with reasonable concern for safety of principal by investing in debt securities issued, guaranteed or otherwise backed by the United States Government. Information presented in these financial statements pertains only to the Fund.

  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations -- Debt obligations that are issued or guaranteed by the U.S. Government, its agencies, authorities, and instrumentalities are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate, maturity date and seasoning differential. Securities for which market prices are not provided by the pricing service are valued at the mean between the last bid and asked prices based upon quotes furnished by independent sources. Securities for which market quotations are either not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value.

B. Securities Transactions, Investment Income and Distributions -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded as earned from settlement date and is recorded on the accrual basis. It is the policy of the Fund to declare daily dividends from net investment income. Such dividends are paid monthly. Distributions from net realized capital gains, if any, are recorded on ex-dividend date and are paid annually subject to restrictions described in Note 1 Section "C".

C. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements. The Fund has a capital loss carryforward of $15,253,330 (which may be carried forward to offset future taxable capital gains, if any) which expires, if not previously utilized, through the year 2004. The Fund cannot distribute capital gains to shareholders until the tax loss carryforwards have been utilized.

D. Expenses -- Distribution and transfer agency expenses directly attributable to a class of shares are charged to that class' operations. All other expenses which are attributable to more than one class are allocated among the classes.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays AIM an advisory fee at an annual rate of 0.50% of the first $200 million of the Fund's average daily net assets, plus 0.40% of the Fund's average daily net assets in excess of $200 million to and including $500 million, plus 0.35% of the Fund's average daily net assets in excess of $500 million to and including $1 billion, plus 0.30% of the Fund's average daily net assets in excess of $1 billion.

  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to reimburse AIM for certain administrative costs incurred in providing accounting services to the Fund. During the six months ended June 30, 1998, AIM was reimbursed $34,386 for such services.

  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the six months ended June 30, 1998, the Fund paid AFS $130,580 for such services.

  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted distribution plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares and Class C shares (the "Class A and C Plan"), and the Fund's Class B shares (the "Class B Plan") (collectively, the "Plans"). The Fund, pursuant to the Class A and C Plan, pays AIM Distributors compensation at an annual rate of 0.25% of the average daily net assets of the Class A shares and 1.00% of the average daily net assets of the Class C shares. The Fund pursuant to the Class B Plan, pays AIM Distributors compensation at an annual rate of 1.00% of the average daily net assets of the Class B shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. During the six months ended June 30, 1998, the Class A, Class B and Class C shares paid AIM Distributors $212,635, $477,389 and $87,060 respectively, as compensation under the Plans.

  AIM Distributors received commissions of $62,161 from sales of the Class A shares of the Fund during the six months ended June 30, 1998. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the six months ended June 30, 1998, AIM Distributors received $54,748 in contingent deferred sales charges imposed on redemptions of Fund shares. Certain officers and trustees of the Trust are officers and directors of AIM, AIM Distributors and AFS.

  During the six months ended June 30, 1998, the Fund paid legal fees of $1,508 for services rendered by Kramer, Levin, Naftalis & Frankel as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3-INDIRECT EXPENSES

During the six months ended June 30, 1998, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) and reductions in custodian fees of $1,716 and $90, respectively under expense offset arrangements. The effect of the above arrangements resulted in a reduction of the Fund's total expenses of $1,806 during the six months ended June 30, 1998.

NOTE 4-TRUSTEES' FEES

Trustees' fees represent remuneration paid or accrued to each trustee who is not an "interested person" of AIM. The Trust may invest trustees' fees, if so elected by a trustee, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5-BORROWINGS

Reverse repurchase agreements involve the sale of securities held by the Fund, with an agreement that the Fund will repurchase such securities at an agreed-upon price and date. Proceeds from reverse repurchase agreements are treated as borrowings. The agreements are collateralized by the underlying securities and are carried at the amount at which the securities will subsequently be repurchased as specified in the agreements. The maximum amount outstanding during the six months ended June 30, 1998 was $30,712,500 while borrowings averaged $14,335,601 per day with a weighted average interest rate of 4.21%.
  The Fund may also engage in dollar roll transactions with respect to mortgage securities issued by GNMA, FNMA and FHLMC. In a dollar roll transaction, the Fund sells a mortgage security held in the portfolio to a financial institution such as a bank or broker-dealer, and simultaneously agrees to repurchase a substantially similar security (same type, coupon and maturity) from the institution at a later date at an agreed upon price. The mortgage securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in short-term instruments, and the income from these investments, together with any additional fee income received on the sale, could generate income for the Fund exceeding the yield on the security sold.
  Dollar roll transactions involve the risk that the market value of the securities retained by the Fund may decline below the price of the securities that the Fund has sold but is obligated to repurchase under the agreement. In the event the buyer of securities in a dollar roll transaction files for bankruptcy or becomes insolvent, the Fund's use of the proceeds from the sale of the securities may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities. The Fund will limit its borrowings from banks, reverse repurchase agreements and dollar roll transactions to an aggregate of 33 1/3% of its total assets at the time of investment. The Fund will not purchase additional securities when any borrowings from banks exceed 5% of the Fund's total assets.
  The Fund is a participant in a committed line of credit facility with a syndicate administered by The Chase Manhattan Bank. The Fund may borrow up to the lesser of (i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. Interest on borrowings under the line of credit is payable on maturity or prepayment date. Prior to an amendment of the line of credit on May 1, 1998, the Fund was limited to borrowing up to the lesser of (i) $500,000,000 or (ii) the limits set by its prospectus for borrowings. During the six months ended June 30, 1998, the Fund did not borrow under the line of credit agreement. The funds which are parties to the line of credit are charged a commitment fee of 0.05% on the unused balance of the committed line. The commitment fee is allocated among such funds based on their respective average net assets for the period.

NOTE 6-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the six months ended June 30, 1998 was $261,984,727 and $208,784,554, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities, on a tax basis, as of June 30, 1998 is as follows:

Aggregate unrealized appreciation of
  investment securities                        $7,625,757
---------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                          (266,624)
---------------------------------------------------------
Net unrealized appreciation of investment
  securities                                   $7,359,133
=========================================================

Cost of investments for tax purposes is $346,830,309.

NOTE 7-SHARE INFORMATION

Changes in shares outstanding during the six months ended June 30, 1998 and the year ended December 31, 1997 were as follows:

                                                                       JUNE 30,                    DECEMBER 31,
                                                                         1998                          1997
                                                              --------------------------    --------------------------
                                                                SHARES         AMOUNT         SHARES         AMOUNT
                                                              -----------   ------------    -----------   ------------
Sold:
  Class A                                                       8,021,538   $ 75,930,830      6,693,588   $ 62,348,371
------------------------------------------------------------  -----------   ------------    -----------   ------------
  Class B                                                       3,704,461     35,063,410      4,448,136     41,365,183
------------------------------------------------------------  -----------   ------------    -----------   ------------
  Class C*                                                      3,554,329     33,172,865        734,169      6,890,070
------------------------------------------------------------  -----------   ------------    -----------   ------------
Issued as reinvestment of dividends:
  Class A                                                         487,179      4,606,698        953,629      8,857,846
------------------------------------------------------------  -----------   ------------    -----------   ------------
  Class B                                                         206,533      1,954,809        349,182      3,245,433
------------------------------------------------------------  -----------   ------------    -----------   ------------
  Class C*                                                         44,059        414,504          1,978         18,637
------------------------------------------------------------  -----------   ------------    -----------   ------------
Reacquired:
  Class A                                                      (7,719,470)   (73,044,725)    (8,720,230)   (80,937,816)
------------------------------------------------------------  -----------   ------------    -----------   ------------
  Class B                                                      (2,270,969)   (21,506,349)    (3,920,140)   (36,355,160)
------------------------------------------------------------  -----------   ------------    -----------   ------------
  Class C*                                                     (1,174,482)   (11,081,970)      (540,137)    (5,074,580)
------------------------------------------------------------  -----------   ------------    -----------   ------------
                                                                4,853,178   $ 45,510,072            175   $    357,984
============================================================  ===========   ============    ===========   ============

* Class C shares commenced sales on August 4, 1997.

NOTE 8 - FINANCIAL HIGHLIGHTS

Shown below are the financial highlights for a share of Class A outstanding during the six months ended June 30, 1998 and each of the years in the five-year period ended December 31, 1997; for a share of Class B outstanding during the six months ended June 30, 1998, each of the years in the four-year period ended December 31, 1997 and the period September 7, 1993 (date sales commenced) through December 31, 1993; and for a share of Class C outstanding during the six months ended June 30, 1998 and the period August 4, 1997 (date sales commenced) through December 31, 1997.

                                                                                           CLASS A
                                                            ---------------------------------------------------------------------
                                                                                               DECEMBER 31,
                                                            JUNE 30,     --------------------------------------------------------
                                                              1998         1997        1996        1995        1994        1993
                                                            --------     --------    --------    --------    --------    --------
Net asset value, beginning of period                        $   9.46     $   9.28    $   9.70    $   8.99    $  10.05    $  10.19
----------------------------------------------------------  --------     --------    --------    --------    --------    --------
Income from investment operations:
  Net investment income                                         0.31         0.63        0.63        0.69        0.68        0.74
----------------------------------------------------------  --------     --------    --------    --------    --------    --------
  Net gains (losses) on securities (both realized and
    unrealized)                                                 0.02         0.18       (0.42)       0.73       (1.02)      (0.04)
----------------------------------------------------------  --------     --------    --------    --------    --------    --------
    Total from investment operations                            0.33         0.81        0.21        1.42       (0.34)       0.70
----------------------------------------------------------  --------     --------    --------    --------    --------    --------
Less distributions:
  Dividends from net investment income                         (0.32)       (0.61)      (0.59)      (0.67)      (0.58)      (0.70)
----------------------------------------------------------  --------     --------    --------    --------    --------    --------
  Distributions from net realized gains                           --           --          --          --       (0.04)      (0.14)
----------------------------------------------------------  --------     --------    --------    --------    --------    --------
  Return of capital                                               --        (0.02)      (0.04)      (0.04)      (0.10)         --
----------------------------------------------------------  --------     --------    --------    --------    --------    --------
    Total distributions                                        (0.32)       (0.63)      (0.63)      (0.71)      (0.72)      (0.84)
----------------------------------------------------------  --------     --------    --------    --------    --------    --------
Net asset value, end of period                              $   9.47     $   9.46    $   9.28    $   9.70    $   8.99    $  10.05
==========================================================  ========     ========    ========    ========    ========    ========
Total return(a)                                                 3.49%        9.07%       2.35%      16.28%      (3.44)%      7.07%
==========================================================  ========     ========    ========    ========    ========    ========
Ratios/supplemental data:
Net assets, end of period (000s omitted)                    $175,220     $167,427    $174,344    $176,318    $158,341    $139,586
==========================================================  ========     ========    ========    ========    ========    ========
Ratio of expenses to average net assets (exclusive of
  interest expense)(b)                                          0.97%(c)     1.00%       1.00%       1.08%       1.04%       1.00%
==========================================================  ========     ========    ========    ========    ========    ========
Ratio of net investment income to average net assets(d)         6.61%(c)     6.77%       6.76%       7.36%       7.34%       7.08%
==========================================================  ========     ========    ========    ========    ========    ========
Portfolio turnover rate                                           80%          99%        134%        140%        109%        110%
==========================================================  ========     ========    ========    ========    ========    ========
Borrowings for the period:
Amount of debt outstanding at end of period (000s omitted)  $ 12,232           --          --          --          --          --
==========================================================  ========     ========    ========    ========    ========    ========
Average amount of debt outstanding during the period (000s
  omitted)(e)                                               $  8,617     $  4,433          --          --          --          --
==========================================================  ========     ========    ========    ========    ========    ========
Average number of shares outstanding during the period
  (000s omitted)(e)                                           18,128       17,470          --          --          --          --
==========================================================  ========     ========    ========    ========    ========    ========
Average amount of debt per share during the period          $ 0.4753     $ 0.2537          --          --          --          --
==========================================================  ========     ========    ========    ========    ========    ========

(a) Does not deduct sales charges and is not annualized for periods less than one year.
(b) After fee waivers and/or expense reimbursements. Ratios of expenses to average net assets prior to fee waivers and/or expense reimbursements were 1.05% and 1.04% for 1994 and 1993, respectively.
(c) Ratios are annualized and based on average net assets of $171,517,350.
(d) After fee waivers and/or expense reimbursements. Ratios of net investment income to average net assets prior to fee waivers and/or expense reimbursements were 7.32% and 7.04% for 1994 and 1993, respectively.
(e) Averages computed on a daily basis.

                                                                   CLASS B                                        CLASS C
                                       ---------------------------------------------------------------    -----------------------
                                                                      DECEMBER 31,
                                       JUNE 30,    ---------------------------------------------------    JUNE 30,   DECEMBER 31,
                                         1998       1997       1996       1995       1994       1993        1998         1997
                                       --------    -------    -------    -------    -------    -------    --------   ------------
Net asset value, beginning of period   $   9.46    $  9.28    $  9.69    $  8.99    $ 10.04    $ 10.44    $  9.44      $  9.33
-------------------------------------  --------    -------    -------    -------    -------    -------    -------      -------
Income from investment operations:
 Net investment income                     0.28       0.56       0.55       0.63       0.61       0.21       0.28         0.24
-------------------------------------  --------    -------    -------    -------    -------    -------    -------      -------
 Net gains (losses) on securities
   (both realized and unrealized)          0.02       0.17      (0.41)      0.70      (1.02)     (0.27)      0.01         0.10
-------------------------------------  --------    -------    -------    -------    -------    -------    -------      -------
   Total from investment operations        0.30       0.73       0.14       1.33      (0.41)     (0.06)      0.29         0.34
-------------------------------------  --------    -------    -------    -------    -------    -------    -------      -------
Less distributions:
 Dividends from net investment income     (0.28)     (0.53)     (0.51)     (0.59)     (0.50)     (0.20)     (0.28)       (0.22)
-------------------------------------  --------    -------    -------    -------    -------    -------    -------      -------
 Distributions from net realized
   gains                                     --         --         --         --      (0.04)     (0.14)        --           --
-------------------------------------  --------    -------    -------    -------    -------    -------    -------      -------
 Return of capital                           --      (0.02)     (0.04)     (0.04)     (0.10)        --         --        (0.01)
-------------------------------------  --------    -------    -------    -------    -------    -------    -------      -------
   Total distributions                    (0.28)     (0.55)     (0.55)     (0.63)     (0.64)     (0.34)     (0.28)       (0.23)
-------------------------------------  --------    -------    -------    -------    -------    -------    -------      -------
Net asset value, end of period         $   9.48    $  9.46    $  9.28    $  9.69    $  8.99    $ 10.04    $  9.45      $  9.44
=====================================  ========    =======    =======    =======    =======    =======    =======      =======
Total return(a)                            3.17%      8.16%      1.61%     15.22%     (4.13)%    (0.52)%     3.07%        3.64%
=====================================  ========    =======    =======    =======    =======    =======    =======      =======
Ratios/supplemental data:
Net assets, end of period (000s
 omitted)                              $105,022    $89,265    $79,443    $61,300    $23,415    $ 6,160    $24,771      $ 1,851
=====================================  ========    =======    =======    =======    =======    =======    =======      =======
Ratio of expenses to average net
 assets (exclusive of interest
 expense)(b)                               1.72%(c)   1.76%      1.76%      1.86%      1.82%      1.71%(d)   1.72%(c)     1.76%(d)
=====================================  ========    =======    =======    =======    =======    =======    =======      =======
Ratio of net investment income to
 average net assets(e)                     5.85%(c)   6.01%      6.00%      6.58%      6.56%      6.37%(d)    5.85%(c)    6.01%(d)
=====================================  ========    =======    =======    =======    =======    =======    =======      =======
Portfolio turnover rate                      80%        99%       134%       140%       109%       110%        80%          99%
=====================================  ========    =======    =======    =======    =======    =======    =======      =======
Borrowings for the period:
Amount of debt outstanding at ended
 of period (000s omitted)              $  6,861         --         --         --         --         --    $ 1,257           --
=====================================  ========    =======    =======    =======    =======    =======    =======      =======
Average amount of debt outstanding
 during the period (000s omitted)(f)   $  4,834    $ 2,215         --         --         --         --    $   885      $    25
=====================================  ========    =======    =======    =======    =======    =======    =======      =======
Average number of shares outstanding
 during the period (000s omitted)(f)     10,169      8,726         --         --         --         --      1,863           99
=====================================  ========    =======    =======    =======    =======    =======    =======      =======
Average amount of debt per share
 during the period                     $ 0.4753    $0.2537         --         --         --         --    $0.4753      $0.2537
=====================================  ========    =======    =======    =======    =======    =======    =======      =======

(a) Does not deduct contingent deferred sales charges and is not annualized for periods less than one year.
(b) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements were 1.87% and 2.18% (annualized) for 1994 and 1993, respectively.
(c) Ratios are annualized and based on average net assets of $96,268,962 and $17,556,349 for Class B and Class C,
    respectively.
(d) Annualized.
(e) After fee waivers and/or expense reimbursements. Ratios of net investment income to average net assets prior to fee waivers and/or expense reimbursements were 6.50% and 5.90% (annualized) for 1994 and 1993, respectively.
(f) Averages computed on a daily basis.

                                                             Trustees & Officers


BOARD OF TRUSTEES                                 OFFICERS                                     OFFICE OF THE FUND
Charles T. Bauer                                  Charles T. Bauer                             11 Greenway Plaza
Chairman                                          Chairman                                     Suite 100
A I M Management Group Inc.                                                                    Houston, TX 77046
                                                  Robert H. Graham
Bruce L. Crockett                                 President                                    INVESTMENT ADVISOR
Director
ACE Limited;                                      John J. Arthur                               A I M Advisors, Inc.
Formerly Director, President, and                 Senior Vice President and Treasurer          11 Greenway Plaza
Chief Executive Officer                                                                        Suite 100
COMSAT Corporation                                Carol F. Relihan                             Houston, TX 77046
                                                  Senior Vice President and Secretary
Owen Daly II                                                                                   TRANSFER AGENT
Director                                          Gary T. Crum
Cortland Trust Inc.                               Senior Vice President                        A I M Fund Services, Inc.
                                                                                               P.O. Box 4739
Edward K. Dunn Jr.                                Dana R. Sutton                               Houston, TX 77210-4739
Chairman, Mercantile Mortgage Corp.;              Vice President and Assistant Treasurer
Formerly Vice Chairman and President,                                                          CUSTODIAN
Mercantile-Safe Deposit & Trust Co.; and          Robert G. Alley
President, Mercantile Bankshares                  Vice President                               State Street Bank and Trust Company
                                                                                               225 Franklin Street
Jack Fields                                       Stuart W. Coco                               Boston, MA 02110
Chief Executive Officer                           Vice President
Texana Global, Inc.;                                                                           COUNSEL TO THE FUND
Formerly Member                                   Melville B. Cox
of the U.S. House of Representatives              Vice President                               Ballard Spahr
                                                                                               Andrews & Ingersoll, LLP
Carl Frischling                                   Karen Dunn Kelley                            1735 Market Street
Partner                                           Vice President                               Philadelphia, PA 19103
Kramer, Levin, Naftalis & Frankel
                                                  Jonathan C. Schoolar                         COUNSEL TO THE TRUSTEES
Robert H. Graham                                  Vice President
President and Chief Executive Officer                                                          Kramer, Levin, Naftalis & Frankel
A I M Management Group Inc.                       Renee A. Friedli                             919 Third Avenue
                                                  Assistant Secretary                          New York, NY 10022
Lewis F. Pennock
Attorney                                          P. Michelle Grace                            DISTRIBUTOR
                                                  Assistant Secretary
Ian W. Robinson                                                                                A I M Distributors, Inc.
Consultant; Formerly Executive                    Jeffrey H. Kupor                             11 Greenway Plaza
Vice President and                                Assistant Secretary                          Suite 100
Chief Financial Officer                                                                        Houston, TX 77046
Bell Atlantic Management                          Nancy L. Martin
Services, Inc.                                    Assistant Secretary

Louis S. Sklar                                    Ofelia M. Mayo
Executive Vice President                          Assistant Secretary
Hines Interests
Limited Partnership                               Lisa A. Moss
                                                  Assistant Secretary

                                                  Kathleen J. Pflueger
                                                  Assistant Secretary

                                                  Samuel D. Sirko
                                                  Assistant Secretary

                                                  Stephen I. Winer
                                                  Assistant Secretary

                                                  Mary J. Benson
                                                  Assistant Treasurer

                             HOW AIM MAKES INVESTING
                                  EASY FOR YOU

 o LOW INITIAL INVESTMENT. You can get your investment program started for as little as $500. Subsequent investments can be made for only $50.

 o AUTOMATIC REINVESTMENT OF DIVIDENDS AND/OR CAPITAL GAINS. Distributions may be received in cash or reinvested in the Fund free of charge. Over time, the power of compounding can significantly increase the value of your assets.

 o AUTOMATIC INVESTMENT PLAN. You may build your investment by regularly purchasing additional shares. Pre-authorized checks for $50 or more can be drafted monthly from your personal checking account.

 o EASY ACCESS TO YOUR MONEY. Your shares may be redeemed at net asset value any day the New York Stock Exchange is open. The price of shares sold may be more or less than their original cost, depending on market conditions.

 o SYSTEMATIC WITHDRAWAL PLAN. You may elect to receive checks of at least $50 monthly or quarterly through a systematic withdrawal plan.

 o Exchange Privilege. As your goals change, you may exchange all or part of your assets for those of other funds within the same share class of The AIM Family of Funds--Registered Trademark--. The exchange privilege may be modified or discontinued for any of the AIM funds.

 o RETIREMENT PLANS. You may purchase shares of the fund for your Individual Retirement Account (IRA) or any other type of retirement plan, and earn tax-deferred dollars for your retirement.

 o TOLL-FREE ACCESS. Current shareholders can call our AIM Investor Line at 800-246-5463 for 24-hour-a-day account information. Or, of course, you may contact your financial consultant for assistance.

 o www.aimfunds.com. As a current shareholder, you can check account balances 24 hours a day over the Internet. State-of-the-art encryption lets you send us questions that include confidential information without the fear of eavesdropping, tampering, or forgery.


                      ------------------------------------

                              Current shareholders

                                  can call our

                              AIM Investor Line at

                                  800-246-5463

                                for 24-hour-a-day

                              account information.

                      ------------------------------------

                                              THE AIM FAMILY OF FUNDS--REGISTERED TRADEMARK--

                              GROWTH FUNDS                                      INTERNATIONAL GROWTH FUNDS
                              AIM Aggressive Growth Fund(1)                     AIM Advisor International Value Fund
                              AIM Blue Chip Fund                                AIM Asian Growth Fund
                              AIM Capital Development Fund                      AIM Developing Markets Fund(2)
                              AIM Constellation Fund                            AIM Emerging Markets Fund(2)
                              AIM Mid Cap Growth Fund(2)                        AIM Europe Growth Fund(2)
                              AIM Select Growth Fund(3)                         AIM European Development Fund
    [PHOTO OF                 AIM Small Cap Equity Fund(2)                      AIM International Equity Fund
 11 GREENWAY PLAZA            AIM Small Cap Opportunities Fund                  AIM International Growth Fund(2)
   APPEARS HERE]              AIM Value Fund AIM Weingarten Fund                AIM Japan Growth Fund(2)
                                                                                AIM Latin American Growth Fund(2)
                              GROWTH & INCOME FUNDS                             AIM New Pacific Growth Fund(2)

                              AIM Advisor Flex Fund                             GLOBAL GROWTH FUNDS
                              AIM Advisor Large Cap Value Fund
                              AIM Advisor MultiFlex Fund                        AIM Global Aggressive Growth Fund
                              AIM Advisor Real Estate Fund                      AIM Global Growth Fund
                              AIM America Value Fund(2)                         AIM Worldwide Growth Fund(2)
                              AIM Balanced Fund
                              AIM Charter Fund                                  GLOBAL GROWTH & INCOME FUNDS

                              INCOME FUNDS                                      AIM Global Growth & Income Fund(2)
                                                                                AIM Global Utilities Fund
                              AIM Floating Rate Fund(2)
                              AIM High Yield Fund                               GLOBAL INCOME FUNDS
                              AIM Income Fund
                              AIM Intermediate Government Fund                  AIM Global Government Income Fund(2)
                              AIM Limited Maturity Treasury Fund                AIM Global High Income Fund(2)
                                                                                AIM Global Income Fund
                              TAX-FREE INCOME FUNDS                             AIM Strategic Income Fund(2)

                              AIM High Income Municipal Fund                    THEME FUNDS
                              AIM Municipal Bond Fund
                              AIM Tax-Exempt Bond Fund of Connecticut           AIM Global Consumer Products and Services Fund(2)
                              AIM Tax-Free Intermediate Fund                    AIM Global Financial Services Fund(2)
                                                                                AIM Global Health Care Fund(2)
                              MONEY MARKET FUNDS                                AIM Global Infrastructure Fund(2)
                                                                                AIM Global Resources Fund(2)
                              AIM Dollar Fund(2)                                AIM Global Telecommunications Fund(2)
                              AIM Money Market Fund                             AIM New Dimension Fund(2)
                              AIM Tax-Exempt Cash Fund



(1)AIM Aggressive Growth Fund was closed to new investors on June 5, 1997.
(2)Effective May 29, 1998, A I M Advisors, Inc. became advisor to the former GT Global Funds. (3)On May 1, 1998, AIM Growth Fund was renamed AIM Select Growth Fund. For more complete information about any AIM Fund(s), including sales charges and expenses, ask your financial consultant or securities dealer for a free prospectus(es). Please read the prospectus(es) carefully before you invest or send money.

A I M Management Group Inc. has provided leadership in the mutual fund industry since 1976 and managed approximately $101 billion in assets for more than 5.2 million shareholders, including individual investors, corporate clients, and ?nancial institutions, as of June 30, 1998. The AIM Family of Funds--Registered Trademark-- is distributed nationwide, and AIM today is the ninth-largest mutual fund complex in the U.S. in assets under management, according to Strategic Insight, an independent mutual fund monitor.

     INVEST WITH DISCIPLINE(SM)